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                               WM VARIABLE TRUST

                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                    SUPPLEMENT DATED JANUARY 1, 2004 TO THE
                          PROSPECTUS DATED MAY 1, 2003

     The Board of Trustees of WM Variable Trust has approved amendments to certain non-fundamental policies of the U.S. Government Securities Fund (the "Fund") to enable the Fund to invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition to the risks applicable to investments in mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, these investments may be subject to a greater degree of credit risk, as their issuers may be more likely to fail to meet their obligations to the Fund. WM Advisors, Inc. (the "Advisor") and the Fund's Trustees believe that allowing the Fund the flexibility to invest a portion of its assets in these securities will provide additional opportunities to further diversify the Fund's investment portfolio and potentially enhance performance. The changes to the Fund's investment policies will take effect on March 1, 2004.

                     PLEASE RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

                                                                    VTSUPP 12/03